SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: February 6, 2001



                               USDATA CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                      000-25936              75-2405152
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(State or other jurisdiction of  (Commission  File  Number)    (IRS  Employer
 incorporation or organization)                              Identification No.)

2435 N. Central Expressway, Richardson, Texas                 75080-2722
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (972) 680-9700


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ITEM 5.           OTHER EVENTS.
                  ------------

     This filing updates the financial information filed in the Form 8-K on February 6, 2001.

     SCP Private Equity Partners II, L.P. ("SCP") elected to exercise the right to acquire shares of Series B Convertible Preferred Stock ("Series B Stock") of USDATA Corporation (the "Company") in exchange for Series A-1 Convertible Preferred Stock ("Series A-1 Stock") of eMake Corporation ("eMake"), a subsidiary of the Company. Safeguard 2000 Capital, L.P. ("Safeguard") elected to exercise the right to acquire shares of Series B Stock of the Company in exchange for Series A-2 Convertible Preferred Stock ("Series A-2 Stock") of eMake. The conversion of the stock by SCP and Safeguard became effective January 1, 2001. Set forth below is the unaudited pro forma balance sheet of the Company after the conversion of the Series A-1 Stock and the Series A-2 Stock for Series B Stock.

                           USDATA CORPORATION AND SUBSIDIARIES
                       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                     DECEMBER 31, 2000

                      (In thousands, except share and per share data)

                                        (Unaudited)



                                                                                             Conversion of
                                                                         Balance Sheet       eMake Ser A-1          Balance Sheet
                                                                         prior to the       and A-2 P/S to            after the
                                                                          conversion      USDATA Series B P/S        conversion
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
ASSETS
Current assets:
  Cash and cash equivalents                                                    512                                          512
  Accounts receivable, net of allowance for doubtful                                                                          -
     accounts of $224 and $453, respectively                                 4,219                                        4,219
  Other current assets                                                         699                                          699
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    Total current assets                                                     5,430                   -                    5,430
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Property and equipment, net                                                  2,619                                        2,619
Computer software development costs, net                                     8,411                                        8,411
Software held for resale, net                                                  824                                          824
Cost in excess of fair value of tangible net assets purchased, net               -                                            -
Intangible and other assets                                                     66                                           66
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    Total assets                                                            17,350                   -                   17,350
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LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                                           2,101                                        2,101
  Deferred revenue                                                           1,343                                        1,343
  Accrued compensation and benefits                                          1,336                                        1,336
  Stockholder notes payable                                                      -                                            -
  Current portion of long-term debt                                          1,150                                        1,150
  Other accrued liabilities                                                  2,153                                        2,153
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    Total current liabilities                                                8,083                   -                    8,083
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Long-term debt, less current portion                                           569                                          569
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    Total liabilities                                                        8,652                   -                    8,652
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Commitments and contingencies

Preferred  stock,  $.01  par  value,  2,200,000  shares  authorized:
   Series  A cumulative convertible redeemable preferred stock;
   100,000 shares authorized; 50,000 shares issued and outstanding in 1999.      -                                            -

Redeemable  convertible  preferred  stock,  Series A-1 and Series A-2,
   $.01 par value,  with a redemption and  liquidation  value of $2.50 per share in 2000; 16,000,000  shares authorized for Series A-1 and
   16,000,000 shares for Series A-2; 5,300,000 shares issued and
   outstanding for each series of preferred stock                           27,142              (27,142)                      -

Stockholders' equity (deficit):
Preferred  stock,  $.01  par  value,  2,200,000  shares  authorized:
   Series  A cumulative  convertible  preferred stock;  100,000 shares
   authorized;  50,000 shares issued and outstanding in 2000                 5,567                                        5,567

Preferred stock, $.01 par value, 800,000 shares authorized, Series B,
   265,000 shares issued and outstanding of perferred stock                                      27,142                  27,142

  Common stock, $.01 par value, 40,000,000 shares
    authorized; 16,324,188 issued in 2000                                      163                                          163
  Additional paid-in capital                                                24,293                                       24,293
  Deferred compensation                                                          -                                            -
  Retained earnings(accumulated deficit)                                   (39,541)                                     (39,541)
  Treasury stock at cost, 2,317,008 shares in 2000                          (7,961)                                      (7,961)
 Accumulated other comprehensive loss                                         (965)                                        (965)
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    Total stockholders' equity (deficit)                                   (18,444)              27,142                   8,698
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    Total liabilities and stockholders' equity (deficit)                    17,350                   -                   17,350
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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 6, 2001


                                       USDATA CORPORATION


                                       By: /s/ Robert A. Merry
                                          ------------------------------------
                                          Name: Robert A. Merry
                                          Title:    Chief Executive Officer